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                                                                 Exhibit 10.10

                                  Amendment to
                              Employment Agreement
                              --------------------


This Amendment (the "2002 Amendment") is entered into as of this 25th day of March, 2002 by and between Knoll, Inc. (the "Company") and Burton B. Staniar ("Executive") as follows:

WHEREAS, Executive and Company desire to amend that certain February 29, 1996 Employment Agreement which was amended and restated as of January 1, 2000 (the "Employment Agreement");

NOW, THEREFORE, in exchange for consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Section 3.01(a) is amended to change the "Base Salary" from $200,000 to $250,000.

     2. Section 3.01(c) is deleted in its entirety. Executive shall no longer be entitled to a "Service Bonus".

     3. Section 3.01(d) is amended to change the target bonus from "125% of Executive's Base Salary" to "100% of Executive's Base Salary" as of January 1, 2002.

     4. Section 5.04 is amended to change "125% of the Executive's then current Base Salary" to "100% of the Executive's then current Base Salary".

     5. The effective date of this 2002 Amendment is January 1, 2002.

     6. Except as specifically set forth in this 2002 Amendment, the Employment Agreement shall remain unchanged.

     7. This 2002 Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this 2002 Amendment as of the date first above written.

                                           KNOLL, INC.


/s/ Burton B. Staniar                      By: /s/ Barry L. McCabe
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Burton B. Staniar
                                           Name: Barry L. McCabe
                                                 -----------------------

                                           Its: Senior Vice President
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